SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 15, 1997
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                       BIOJECT MEDICAL TECHNOLOGIES INC.
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               (Exact Name of Registrant as Specified in Charter)


                                     Oregon
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                 (State or Other Jurisdiction of Incorporation)



          0-15360                              93-1099680
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  (Commission File Number)         (IRS Employer Identification No.)


      7620 SW Bridgeport Road
         Portland, Oregon                          97224
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(Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code  (503) 639-7221
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                                     N/A
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         (Former Name or Former Address, if Changed Since Last Report)



Item 7.  Exhibits

10.41   Securities Purchase Agreement between Elan
        International Services, Ltd. and Bioject Medical Technologies Inc. dated October 15, 1997.

10.42   Bioject Medical Technologies Inc. Registration Rights
        Agreement between Elan International Services, Ltd. and
        Bioject Medical Technologies Inc. dated October 15, 1997.

10.43 Series K Warrant to Purchase Shares of Common Stock dated October 15, 1997.



                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BIOJECT MEDICAL TECHNOLOGIES INC.



Date:    October 31, 1997          By /s/ Peggy J. Miller
                                   ----------------------------------
                                    Peggy J. Miller
                                    Vice President, Chief Financial
                                    Officer, Secretary/Treasurer

EXHIBIT INDEX

The following exhibits are attached to this form 8-K

10.41   Securities Purchase Agreement between Elan International
        Services, Ltd. and Bioject Medical Technologies Inc.
        dated October 15, 1997.

10.42  Bioject Medical Technologies Inc. Registration Rights
       Agreement between Elan International Services, Ltd. and
       Bioject Medical Technologies Inc. dated October 15, 1997.

10.43 Series K Warrant to Purchase Shares of Common Stock dated October 15, 1997.